4Q Earnings Presentation February 2024 Copyright © 2023 agilon health. Confidential internal document containing proprietary information. Do not distribute.

2 Disclaimers and Forward-Looking Statements FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION Statements in this presentation that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding timing, outcomes and other details relating to current, pending or contemplated new markets, growth opportunities, ability to deliver sustainable long-term value, business environment, long- term opportunities and strategic growth plans, expected revenue and net income, including our guidance for the fiscal year and first quarter 2024, total and average membership, Adjusted EBITDA, Medical Margin, geography entry costs and other financial projections and assumptions. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses and the expectation that our expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon our growth initiatives; success in executing our operating strategies or achieving results consistent with our historical performance; medical expenses incurred on behalf of our members may exceed revenues we receive; our ability to secure contracts with Medicare Advantage payors; our ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all, to support our business in the future; significant reduction in our membership; transition to a Total Care Model may be challenging for physician partners; public health crises, such as COVID-19, could adversely affect us; inaccuracy in estimates of our members’ risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; the impact of restrictive clauses or exclusivity provisions in some of our contracts with physician partners; our to hire and retain qualified personnel; our ability to realize the full value of our intangible assets; security breaches, cybersecurity attacks, loss of data and other disruptions to our information systems; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; reliance on our subsidiaries; Environmental, Social, and Governance issues; reliance on a limited number of key payors; the limited terms of contracts with our payors and our ability to renew them upon expiration; reliance on our payors, physician partners and other providers to operate our business; our ability to obtain accurate and complete diagnosis data; reliance on third-party software, data, infrastructure and bandwidth; consolidation and competition in the healthcare industry; the impact of changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions, including a downturn or decrease in government expenditures; regulation of the healthcare industry and our and our physician partners’ ability to comply such laws and regulations; federal and state investigations, audits and enforcement actions; repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry generally; our use, disclosure and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization; lawsuits not covered by insurance; changes in tax laws and regulations, or changes in related judgments or assumptions; our indebtedness and our potential to incur more debt; dependence on our subsidiaries for cash to fund all of our operations and expenses; provisions in our governing documents; ability to achieve a return on your investment depends on appreciation in the price of our common stock; the material weakness in our internal control over financial reporting and our ability to remediate such material weakness; and risks related to other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which can be found at the SEC’s website at www.sec.gov. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. NON-GAAP FINANCIAL MEASURES This presentation includes references to non‐GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period- to-period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe medical margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe medical margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate medical margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of medical margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures. Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon’s consolidated financial statements. Information reconciling guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and information regarding forward-looking guidance for net income (loss) is not available without unreasonable effort due to the high variability, complexity and uncertainty with respect to quantifying and forecasting certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. For these reasons, we are unable to compute the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results.

3 Key Messages 2023 Results and 2024 Guidance Impacted by Acceleration in Medical Costs ▪ Completed analysis of updated payor data in mid-February, including relatively complete data from largest payors. Analysis indicated medical costs for our members were higher than previous estimates. ▪ Strengthened reserves to high-end of internal estimates. Prudent approach given environment. ▪ Revised 2024 guidance assumes higher cost trends continue. Targeted Action Plan on Track and Business Model is Working ▪ Executing action plan discussed on January 5. ▪ Demand for platform among PCPs remains strong. ▪ Driving 4+ Star quality performance across Year 2+ market classes. ▪ Strong balance sheet with ~$500M in cash and short-term investments. Member Cohort and Market Class Medical Margin PMPM Progression ▪ Member cohort margins progressing or sustaining near ~$150 PMPM range despite elevated medical cost environment during 2023 relative to revenue benchmarks. ▪ Market class medical margins also impacted by dilution from membership and PCP growth.

4 2023 Medical Margin Bridge - Change from Jan 5 Guidance • $38M from higher costs and revenue attributed to 4Q23 • $11M from higher costs and revenue from prior periods Medical Margin Guidance Bridge for Full Year 2023 • Final revenue settlements and claims estimates $340M-360M Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation.

5 2024 Medical Margin Bridge Market Classes of 2018-2023 (Yr 2+) Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. • Medical cost PMPM now assumes 6.6% trend including clinical program impact (7.9% before programs), compared to assumed trend in prior guidance of 4.1% including clinical program impact (5.3% before programs) • Revenue PMPM trend of 6.0% benefiting from stronger performance on BOI documentation efforts during 2H23

6 2022 - 2024 Adjusted EBITDA Bridge Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. • Limited YoY Medical Margin improvement in Year 2+ markets, impacted by $26M of net negative PYD ($15M Adj. EBITDA impact) and higher utilization • $32M market EBITDA loss for Class of 2023 • Modest improvement to Year 2+ Medical Margin • Class of 2024 markets expected to generate positive market EBITDA

Class of 2023 and Class of 2024 Details

Year 1 Class Performance Expected to Significantly Improve in 2024

Class of 2023
(2023 Results)

- **Performance driven by:**
  - Shorter implementation
  - Partner mix/less VBC experience
  - Macro environment
- **MA Membership: 132K**
- **Medical Margin PMPM: $21**
- **Market EBITDA: Loss of ($32)M**

Class of 2024
(2024 Guidance)

- **Performance driven by:**
  - Longer implementation
  - Historical VBC experience of partners
  - Macro environment
- **MA Membership: ~145K**
- **Medical Margin PMPM: ~$52**
  - Compares prior estimate of ~$76
- **Market EBITDA: Positive ~$9M**

agilon health

7

Enhancing processes and systems to address market dynamics and drive accelerated performance in 2024 and beyond Actions to Improve Performance, Balance Risk Sharing, and Enhance Predictability Action Timing Details / Milestones Physician Onboarding & Continuous Education In-Process for 2024-2025+ ▪ Reducing performance variability, especially for new PCPs in existing markets ▪ Accelerating and expanding clinical programs Payor Partnerships Executed & In- Process for 2024+ ▪ Tangible progress on strengthening relationships and outcomes Data Visibility & Analytics Executed & In- Process for 2024+ ▪ Executed changes to internal and external teams - new actuary and Milliman relationship ▪ Created better alignment with payor partners Operating Efficiency Executed for 2024 ▪ Accelerated platform support efficiency, reduce to 3% of revenues in 2024 ▪ Leveraging corporate and market investments from 2023 8

9 Member Cohort and Market Class Margin Progression Member Cohorts Drive Long-term Earnings and Cash Flow Trajectory 2023 Member Cohort and Market Class Margin Progression Impacted by Elevated Costs ▪ Medical cost trends were above revenue benchmarks during 2023 and this is expected to continue in 2024. ▪ Medicare Advantage program is designed to adjust to changes in utilization over time. Member Cohort Medical Margin PMPM Progressing or Sustaining Near $150+ (Slide 9-10) ▪ Member cohort analysis shows medical margin PMPMs for the same members over time, which eliminates the dilutive impact from membership and PCP growth. ▪ Progressing or sustaining member cohort medical margin PMPMs at/towards the ~$150 range despite the higher utilization environment and payor benefit changes relative to revenue benchmarks. Market Class Medical Margin PMPM Progression Details (Slides 11-13) ▪ Market class analysis shows medical margin PMPMs across entire market classes, which includes the dilutive impact from membership and PCP growth. ▪ Market class margins showing less progression in 2023, reflecting the dilutive impact from member and PCP growth combined with the higher utilization environment relative to revenue benchmarks.

10 $133 $143 $226 $167 $198 $142 $36 $131 $136 $188 $157 $115 $94 $143 $160 $42 $80 $109 $72 $82 $25 2018 2019 2020 2021 2022 2023 2018 Members 2019 Members 2020 Members 2021 Members 2022 Members 2023 Members Note 1: Reflects incurred results; Note 2: 2020 reflects COVID-19 impact; Note 3: Reflects full allocation of costs to member-level cohorts, including Part D and other (other risk pool, certain health plans with limited data) Medical Margin PMPM by Member Cohorts Copyright © 2023 agilon health Member Cohort Progression (Incurred Results) Elevated Medical Cost Environment Relative to Revenue Benchmarks Approximately one-third of total membership in 2023 cohort

11 Market Class Margin Progression Details Market Class Medical Margin Progression Includes Dilutive Impact from Growth: ▪ Over the past 6 years we have added >400 providers and >100,000 MA members to existing markets. New PCPs and members are typically dilutive in Year 1-2 and take time to mature on the platform. ▪ Medical Margin PMPM dilution from growth represents difference between margin performance of initial cohort compared to market class Medical Margin PMPM in 2023** Market Class Membership CAGR Since Go-Live Provider Adds Since Go-Live (PCPs and APPs) Market Vintage Member Vintage Est. Medical Margin PMPM Dilution from Growth** 2018 12% 125 (43% of total) 6 Years 4.01 Years ($36) PMPM 2019 24% 116 (40% of total) 5 Years 2.88 Years ($86) PMPM 2020 15% 78 (31% of total) 4 Years 2.94 Years ($44) PMPM 2021 11% 39 (20% of total) 3 Years 2.54 Years ($55) PMPM 2022 14% 72 (15% of total) 2 Years 1.84 Years ($8) PMPM

12 $132 $142 $201 $114 $143 $106 $35 $86 $81 $108 $79 $146 $87 $147 $130 $54 $80 $96 $61 $89 $21 2018 2019 2020 2021 2022 2023 Class 2018 Class 2019 Class 2020 Class 2021 Class 2022 Class 2023 Elevated Medical Cost Environment Relative to Revenue Benchmarks 2018: 12% 2019: 24% 2020: 15% 2021: 11% 2022: 14% Membership CAGR by Market Class (Go-Live to 2023) Note 1: Reflects incurred results; Note 2: 2020 reflects COVID-19 impact; Note 3: Reflects full allocation of costs to member-level cohorts, including Part D and other (other risk pool, certain health plans with limited data) Medical Margin PMPM by Market Class Copyright © 2023 agilon health Market Class Progression (Incurred Results) 2018 Market Class includes one large market with significant growth and physician performance variability. Deploying enhanced PCP onboarding and education during 2H24. 2019 Market Class includes one high performing market and one large, low performing market. Low performing market has experienced significant growth and PCP performance variability. Deploying enhanced PCP training during 2H24.

13 $132 $142 $201 $123 $143 $98 $35 $86 $91 $121 $62 $146 $107 $132 $128 $50 $101 $80 $61 $89 $21 2018 2019 2020 2021 2022 2023 Class 2018 Class 2019 Class 2020 Class 2021 Class 2022 Class 2023 Elevated Medical Cost Environment Relative to Revenue Benchmarks Note 1: Reflects incurred results; Note 2: 2020 reflects COVID-19 impact; Note 3: Reflects full allocation of costs to member-level cohorts, including Part D and other (other risk pool, certain health plans with limited data) Medical Margin PMPM by Market Class Copyright © 2023 agilon health Market Class Progression (Reported Results) 2018: 12% 2019: 24% 2020: 15% 2021: 11% 2022: 14% Membership CAGR by Market Class (Go-Live to 2023) 2018 Market Class includes one large market with significant growth and physician performance variability. Deploying enhanced PCP onboarding and education during 2H24. 2019 Market Class includes one high performing market and one large, low performing market. Low performing market has experienced significant growth and PCP performance variability. Deploying enhanced PCP training during 2H24.

14 Year Ending December 31, 2024 Medicare Advantage Members 540,000 – 550,000 ACO REACH Members 120,000 – 125,000 Total Members Live on Platform 660,000 – 675,000 Avg. Medicare Advantage Members 527,000 – 536,000 Total Revenues ($M) $6,350 – $6,465 Medical Margin ($M) $400 – $450 Adjusted EBITDA ($M) ($60) – ($15) Geography Entry Costs ($M) $65 – $55 Financial Outlook for Fiscal Year 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation.

15 Quarter Ending March 31, 2024 Medicare Advantage Members 520,000 – 530,000 ACO REACH Members 125,000 – 130,000 Total Members Live on Platform 645,000 – 660,000 Avg. Medicare Advantage Members 516,000 – 525,000 Total Revenues ($M) $1,605 – $1,630 Medical Margin ($M) $155 – $170 Adjusted EBITDA ($M) $15 – $25 Geography Entry Costs ($M) $23 – $20 Financial Outlook for Q1 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation.

16 Non-GAAP Reconciliations

17 Non-GAAP Reconciliations (Dollars in thousands) Year Ended December 31, 2023 2022 Gross profit(1) $ 69,670 $ 111,360 Other operating revenue (9,013) (3,331) Other medical expenses 238,034 183,000 Medical margin 298,691 291,029 1) Gross profit is defined as total revenues less medical services expenses and other medical expense. Medical Margin

18 Non-GAAP Reconciliations (Dollars in thousands) Year Ended December 31, 2023 2022 Net income (loss)(1) $ (262,803) $ (106,864) (Income) loss from discontinued operations, net of income taxes 67,550 14,554 Interest expense 6,658 4,484 Income tax expense (benefit) 791 1,640 Depreciation and amortization 16,043 8,949 (Gain) loss on lease terminations — 5,458 Severance and related costs(2) 188 2,470 Stock-based compensation expense 69,326 28,069 EBITDA adjustment related to equity method investments(3) 22,694 3,737 Other(4) (15,448) (7,967) Adjusted EBITDA $ (95,001) $ (45,470) 1) Includes direct geography entry costs, including investments to develop and expand our platform and costs in geographies that are in implementation and are not yet generating revenue and investments to grow existing markets. For the three months ended December 31, 2023 and 2022, (i) $13.5 million and $13.0 million, respectively, are included in other medical expenses and (ii) $12.2 million and $19.4 million, respectively, are included in general and administrative expenses. For the twelve months ended December 31, 2023 and 2022, (i) $33.7 million and $23.9 million, respectively, are included in other medical expenses and (ii) $40.8 million and $43.9 million, respectively, are included in general and administrative expenses. 2) For the year ended December 31, 2022, includes taxes and related costs on stock option exercises for departed executives of $2.0 million. 3) The three and twelve months ended December 31, 2023 includes $15.2 million of physician compensation expenses to reduce the physician partners’ compensation percentage in current and future years in exchange for the Company’s common stock. 4) Includes interest income and transaction-related costs. Adjusted EBITDA